Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, we, the undersigned officers of JELD-WEN Holding, Inc. (the “Company”), do hereby certify that the Company's Quarterly Report on Form 10-Q for the fiscal period ended March 26, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2022

      /s/ Gary S. Michel
Gary S. Michel
Chair and Chief Executive Officer
(Principal Executive Officer)

      /s/ David Guernsey
David Guernsey
Executive Vice President and Acting Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.